Significant accounting judgments, estimates and assessments	12 Months Ended
Dec. 31, 2021
Significant Accounting Judgments Estimates And Assessments [Abstract]
Significant accounting judgments, estimates and assessments

4. Significant accounting judgments, estimates and assessments

The preparation of the consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets, liabilities and equity in the consolidated financial statements and the accompanying disclosures. Estimates and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events. Uncertainty about these assumptions and the use of accounting estimates may not equal the actual results. This note provides an overview of the areas that involved a higher degree of judgment or complexity.

Revenue recognition—variable consideration for discounts and trade promotion

If the consideration in a contract includes a variable amount, the Group estimates the consideration to which the Group will be entitled in exchange for transferring goods to the customer. The Group’s expected discounts and payments for trade promotion activities are analyzed on a per customer basis. The Group estimates the consideration using either the expected value method or the most likely amount method, depending on which method better predicts the amount of consideration to which the Group will be entitled. The most likely amount method is used for contracts with a single contract sum, while the expected value method is used for contracts with more than one threshold due to the complexity and the activities agreed with the individual customer.

Management makes judgments when deciding whether trade promotion activities with a customer should be classified as a reduction to revenue or as a marketing expense. Generally, activities with the individual customer are accounted for as a reduction to revenue whereas costs related to broader marketing activities are classified as marketing expenses.

Valuation of loss carry-forwards

A deferred tax asset is only recognized for loss carry-forwards, for which it is probable that they can be utilized against future tax surpluses and against taxable temporary differences. The majority of the loss carry-forwards as at December 31, 2021 and 2020 are not recognized in the Group as these are not expected to be utilized in the foreseeable future. Refer to Note 11 for further details.

Leases—Determining the lease term of contracts with renewal and termination options—Group as lessee

In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated).

The majority of the extension options in properties and production equipment have not been included in the lease liability, primarily due to the fact that the Group could replace the assets without significant cost or business disruption. However, for four new production plants, which commenced during 2021, extension options have been included in the lease term since the Group intends to make larger investments in the plants. The total lease terms for these production plants are 10, 20 and 40 years. For two existing production plants, the contracts were amended during the period and additional extension options were included for a total lease term of 40 years.

The lease term is reassessed when it is decided that an option will be exercised (or not exercised) or the Group becomes obliged to exercise (or not exercise) it. The assessment of reasonable certainty is only revised if a significant event or a significant change in circumstances occurs, which affects this assessment, and that is within the control of the lessee. Refer to Note 15 for further details.

Leases—Estimating the incremental borrowing rate

The Group cannot readily determine the interest rate implicit in the lease, therefore, it uses its incremental borrowing rate (“IBR”) to measure lease liabilities. The IBR is the rate of interest that the Group would have to pay to borrow over a similar term and, with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. The IBR therefore reflects what the Group “would have to pay,” which requires estimation when no observable rates are available (such as for subsidiaries that do not enter into financing transactions). The Group estimates the IBR using observable inputs (such as market interest rates) when available and is required to make certain entity-specific estimates (such as the subsidiary’s stand-alone credit rating).

Embedded leases

The Group has supplier contracts that have been reviewed in order to assess if the agreements contain embedded leases. There is judgment involved in assessing if an arrangement contains an embedded lease. The general rule is that an arrangement contains a lease if (1) there is an explicit or implicit identified asset in the contract, and (2) the customer controls use of the identified asset. For two supplier contracts entered into during 2021, the Group has concluded that there are embedded lease contracts. The lease liability for these embedded leases at year-end was approximately $10 million. For all other contracts and amendments, the Group has concluded that these agreements do not contain any embedded leases since it does not have the right to direct how and for what purpose the assets are used throughout the period of use.

Test of impairment of goodwill

The Group performs tests annually and if there are any indications of impairment to determine whether there is a need for impairment of goodwill, in accordance with the accounting principle presented in Note 2. At present, the Group only has goodwill allocated to the operating segment EMEA. Recoverable amount for cash generating units are established through the calculation of the value in use. The calculation of the value in use is based on estimated future cash flows. The Group has estimated that EBITDA, the discount rate and the long-term growth rate are the most significant assumptions in the impairment test. Refer to Note 13 Intangible assets for further details.

Share-based payments

The Group measures the cost of equity-settled transactions by reference to the fair value of the equity instruments at the date at which they are granted. The fair value is estimated using a model, which requires the determination of the appropriate inputs. The assumptions and models used for estimating the fair value of share-based payment transactions including sensitivity analysis are disclosed in Note 8.